Exhibit 99.1
ELECTION FORM

Mailing date: September 5, 2024

FOR HOLDERS OF SHARES OF COMMON STOCK
OF STERLING CHECK CORP. (“STERLING”)
IN CONNECTION WITH STERLING’S ACQUISITION BY
FIRST ADVANTAGE CORPORATION (“FIRST ADVANTAGE”)

Please read and follow the accompanying instructions carefully and deliver to:

If delivering by hand, express mail, courier, or other expedited service: Equiniti Trust Company, LLC 55 Challenger Road Suite # 200 Ridgefield Park, New Jersey 07660 Attn: Reorganization Department	If delivering by first class mail: Equiniti Trust Company, LLC Operations Center Attn: Reorganization Department P.O. Box 525 Ridgefield Park, New Jersey 07660
STERLING AND FIRST ADVANTAGE WILL PUBLICLY ANNOUNCE THE ANTICIPATED DEADLINE FOR SUBMITTING THIS ELECTION FORM (THE “ELECTION DEADLINE”) AT LEAST THREE BUSINESS DAYS PRIOR TO THE ELECTION DEADLINE.

Delivery of this election form (this “Election Form”) to an address other than as set forth above will not constitute valid delivery. Do not send this Election Form to Sterling or First Advantage.

    Pursuant to Sterling’s acquisition by First Advantage, the undersigned surrenders and exchanges the following shares of Sterling Common Stock (as defined below):

DESCRIPTION OF SHARES SURRENDERED AND EXCHANGED
Name(s) and Address(es) of Registered Owner(s)	Shares Surrendered and Exchanged
Number of Shares of Sterling Common Stock Surrendered/Exchanged

Total shares:

The instructions accompanying this Election Form should be read carefully before this Election Form is completed. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Information Statement/Prospectus which forms part of the Registration Statement on Form S-4 (File No. 333-278992), which was filed by First Advantage with the Securities and Exchange Commission on June 11, 2024 (the “Information Statement/Prospectus”). Holders of shares of Sterling Common Stock (as defined below) (each such holder, a “Holder” and, collectively, the “Holders”) must complete and sign this Election Form in the appropriate space provided therefor, with signature guarantee if required, and complete and sign the IRS Form W-9 set forth herein or an appropriate IRS Form W-8, as applicable. NOTE: THIS ELECTION FORM DOES NOT APPLY TO UNVESTED SHARES OF STERLING COMMON STOCK, NOR TO SHARES OF NET OPTION STOCK OR COMPANY RSU STOCK (EACH AS DEFINED IN THE MERGER AGREEMENT), EACH OF WHICH WILL BE SUBJECT TO A SEPARATE ELECTION PROCESS ADMINISTERED BY FIDELITY.

Pursuant to the Agreement and Plan of Merger (as amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”) by and among First Advantage, Sterling and Starter Merger Sub, Inc., a Delaware corporation and an indirect, wholly-owned subsidiary of First Advantage (“Merger Sub”), Merger Sub will merge with and into Sterling with Sterling surviving the merger with Merger Sub and becoming an indirect, wholly-owned subsidiary of First Advantage (the “Transaction”). Upon the terms and subject to the conditions of the Merger Agreement, at the effective time of the Transaction (the “Effective Time”), each vested or unvested share of common stock, par value $0.01 per share, of Sterling (“Sterling Common Stock”) (other than any Cancelled Shares, any Dissenting Shares and any Excluded Shares (each as defined in the Merger Agreement)) and each share of Net Option Stock or Company RSU Stock (each as defined in the Merger Agreement) (“Sterling Common Stock Equivalents”) that you own immediately prior to the Effective Time will be converted into the right to receive, at your election, and subject to proration in accordance with the Merger Agreement: (i) $16.73 per share in cash, without interest (the “Cash Consideration”); (ii) 0.979 shares of common stock, par value $0.001 per share, of First Advantage (“First Advantage Common Stock”), together with cash in lieu of fractional shares, if any, at the rate per share of First Advantage Common Stock of the last reported sale price of First Advantage Common Stock on NASDAQ (as reported in The Wall Street Journal or, if not reported therein, in another authoritative source mutually selected by First Advantage and Sterling) on the last complete trading day prior to the date of the Effective Time (the “Stock Consideration” and, together with the Cash Consideration, the “Merger Consideration”); or (iii) if you own more than one share of Sterling Common Stock and/or Sterling Common Stock Equivalents, a combination of the Cash Consideration for a selected number of shares of Sterling Common Stock and/or Sterling Common Stock Equivalents and the Stock Consideration for the remaining number of shares of Sterling Common Stock and/or Sterling Common Stock Equivalents. Each Holder’s election is subject to proration, such that the total number of shares of Sterling Common Stock and Sterling Common Stock Equivalents entitled to receive the Cash Consideration will be equal to 72% of the aggregate number of shares of Sterling Common Stock issued and outstanding and all Sterling Common Stock Equivalents, in each case, as of immediately prior to the Effective Time, and the total number of shares of Sterling Common Stock and Sterling Common Stock Equivalents entitled to receive the Stock Consideration will be equal to 28% of the aggregate number of shares of Sterling Common Stock issued and outstanding and all Sterling Common Stock Equivalents, in each case, as of immediately prior to the Effective Time. Holders that do not make an election will be treated as having elected to receive the Stock Consideration and the Cash Consideration in accordance with, and subject to, the proration provisions set forth in the Merger Agreement.

Holders may elect, subject to proration (as described above), the type of Merger Consideration (i.e., the Cash Consideration, the Stock Consideration or a combination thereof) that they would like to receive for their shares of Sterling Common Stock and Sterling Common Stock Equivalents. This Election Form is provided for you to indicate your election of Merger Consideration and to surrender your vested shares of Sterling Common Stock only. A separate election process will be administered by Fidelity for you to make your election of Merger Consideration for your unvested shares of Sterling Common Stock and/or your Sterling Common Stock Equivalents (if any). For a full discussion of the Transaction, and for additional information regarding the election procedures and the effect of your election, please see the sections of the Information Statement/Prospectus titled “The Transaction—Exchange of Shares; Elections as to Form of Consideration” and “The Merger Agreement—Effects of the Transaction—Proration and Allocation of Merger Consideration”.

The surrender and exchange of shares of Sterling Common Stock is to be made by book-entry transfer to the account of Equiniti Trust Company, LLC (the “Exchange Agent”) at the Depository Trust Company (“DTC”).

To make a valid election in respect of your vested shares of Sterling Common Stock, the following materials must be received by the Exchange Agent no later than the Election Deadline (as it may be extended): (1) a properly completed and signed Election Form (or an agent’s message in connection with a book-entry transfer of shares of Sterling Common Stock) and (2) a properly completed and signed IRS Form W-9 or appropriate IRS Form W-8, as applicable. Sterling and First Advantage will publicly announce the anticipated Election Deadline at least three business days prior to the Election Deadline. The Election Deadline will be 5:00 p.m. New York City time on the date that is five business days prior to First Advantage’s good faith estimate of the anticipated closing date of the Transaction or such other date as may be mutually agreed to by Sterling and First Advantage. The Election Deadline may be extended and no assurance can be given as to when, or if, the closing of the Transaction will occur. Sterling and First Advantage will promptly announce any extension of the Election Deadline. This Election Form (or a replacement form (available upon request)) can be used regardless of any extension of the Election Deadline. You are encouraged to consult your tax and financial advisors before making your election.

If you wish to make an election with respect to your vested shares of Sterling Common Stock, please complete, sign and return promptly in accordance with the enclosed instructions.

NOTE: If you own unvested shares of Sterling Common Stock and/or Sterling Common Stock Equivalents, a separate election process will be administered by Fidelity for you to make your election with respect to your unvested shares of Sterling Common Stock and/or Sterling Common Stock Equivalents.

ELECTION CHOICES
(See Instruction 9)

I hereby elect to receive the following as Merger Consideration for my vested shares of Sterling Common Stock:

CHECK HERE TO ELECT TO RECEIVE THE CASH CONSIDERATION FOR ALL OF YOUR VESTED SHARES OF STERLING COMMON STOCK, SUBJECT TO PRORATION.

CHECK HERE TO ELECT TO RECEIVE SHARES OF FIRST ADVANTAGE COMMON STOCK FOR ALL OF YOUR VESTED SHARES OF STERLING COMMON STOCK, SUBJECT TO PRORATION AND THE PAYMENT OF CASH IN LIEU OF FRACTIONAL SHARES.

CHECK HERE TO EXCHANGE SOME VESTED SHARES OF STERLING COMMON STOCK FOR THE CASH CONSIDERATION AND THE REMAINDER FOR SHARES OF FIRST ADVANTAGE COMMON STOCK, SUBJECT TO PRORATION AND THE PAYMENT OF CASH IN LIEU OF FRACTIONAL SHARES:

Number of vested shares of Sterling Common Stock to be exchanged for the Cash Consideration:

Number of vested shares of Sterling Common Stock to be exchanged for the Stock Consideration:

Total number of vested shares of Sterling Common Stock being exchanged (must match the total number of shares identified as being exchanged on page one of this form), subject to proration and the payment of cash in lieu of fractional shares:

 __________________________

NOTE: If you own unvested shares of Sterling Common Stock and/or Sterling Common Stock Equivalents, a separate election process will be administered by Fidelity for you to make your election with respect to your unvested shares of Sterling Common Stock and/or Sterling Common Stock Equivalents.

METHOD OF PAYMENT OF CASH CONSIDERATION

If you have elected to receive any Cash Consideration in the section titled “Election Choices” above, please check one of the following boxes.

I hereby elect to receive the Cash Consideration in the form of payment as indicated below:

CHECK HERE IF YOU ELECT TO RECEIVE YOUR CASH CONSIDERATION IN THE FORM OF A CHECK.

CHECK HERE IF YOU ELECT TO RECEIVE YOUR CASH CONSIDERATION IN THE FORM OF A WIRE TRANSFER. IF SO, PLEASE FILL OUT THE WIRE INSTRUCTIONS LOCATED ON THE FOLLOWING PAGE.

WIRE INSTRUCTIONS – (Medallion Guarantee Stamp Required for wires of $50,000.00 or more)
If electing to receive a wire for payment of Cash Consideration, please complete the following: (Please note: A wire processing fee of $125.00 will be deducted from your proceeds)

Name on Account:
Bank Name:
ABA/Routing Number:
Account Number:
Intermediary Bank Name:
Intermediary Bank ABA:
Intermediary Bank SWIFT:
FFC Account Name:
FFC Account Number:

Regarding wired funds: The Holder should be aware that an Equiniti representative will contact you to validate the wiring instructions prior to Equiniti sending the funds.

NOTE: THIS ELECTION FORM
MUST BE SIGNED ON PAGE 11 BELOW.
PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

Receipt of this election form (this “Election Form”) is hereby acknowledged by the undersigned. Upon the terms and subject to the conditions set forth (i) in the Agreement and Plan of Merger (as amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”) by and among First Advantage Corporation, a Delaware corporation (“First Advantage”), Sterling Check Corp., a Delaware corporation (“Sterling”), and Starter Merger Sub, Inc., a Delaware corporation and an indirect, wholly-owned subsidiary of First Advantage (“Merger Sub”), and (ii) in this Election Form, the undersigned hereby elects to have its vested shares of common stock, par value $0.01 per share, of Sterling (“Sterling Common Stock”) (other than any Cancelled Shares, any Dissenting Shares and any Excluded Shares (each as defined in the Merger Agreement)) purchased or exchanged pursuant to one or more of the following options, as indicated in the “Election Choices” box above:

•$16.73 per share in cash, without interest (the “Cash Consideration”);

•0.979 of a share of common stock, par value $0.001 per share, of First Advantage (the “First Advantage Common Stock”), together with cash in lieu of fractional shares, if any, at the rate per share of First Advantage Common Stock of the last reported sale price of First Advantage Common Stock on NASDAQ (as reported in The Wall Street Journal or, if not reported therein, in another authoritative source mutually selected by First Advantage and Sterling) on the last complete trading day prior to the date of the Effective Time (the “Stock Consideration” and, together with the Cash Consideration, the “Merger Consideration”); or

•if the undersigned owns more than one vested share of Sterling Common Stock, a combination of the Cash Consideration for a selected number of shares of Sterling Common Stock and the Stock Consideration for the remaining number of vested shares of Sterling Common Stock.

In each case, the undersigned’s election is subject to proration as described below and in the Information Statement/Prospectus, which forms part of the Registration Statement on Form S-4 (File No. 333-278992), which was filed by First Advantage Corporation with the Securities and Exchange Commission on June 11, 2024 (the “Information Statement/Prospectus”). If the undersigned makes a “non-election,” the undersigned will be treated as having elected to receive the Stock Consideration and the Cash Consideration in accordance with, and subject to, the proration provisions set forth in the Merger Agreement. The undersigned will be deemed to have made a “non-election” if:

•the undersigned fails to follow the instructions on this Election Form or otherwise fails to properly make an election;

•a properly completed Election Form and the other documents required by this Election Form are not actually received by the Exchange Agent at or before the Election Deadline; or

•the undersigned properly and timely revokes a prior election without making a new election.

The total number of shares of Sterling Common Stock (other than any Cancelled Shares, any Dissenting Shares and any Excluded Shares) and Sterling Common Stock Equivalents to be entitled to receive the Cash Consideration will be equal to 72% of the aggregate number of shares of Sterling Common Stock issued and outstanding and all Sterling Common Stock Equivalents, in each case, immediately prior to the Effective Time, and the total number of shares of Sterling Common Stock (other than any Cancelled Shares, any Dissenting Shares and any Excluded Shares) and Sterling Common Stock Equivalents to be entitled to receive the Stock Consideration will be equal to 28% of the aggregate number of shares of Sterling Common Stock issued and outstanding and Sterling Common Stock Equivalents, in each case, as of immediately prior to the Effective Time. Accordingly, depending on the elections made by other Holders, a Holder may receive a portion of the Merger Consideration in the form such Holder did not elect.

Generally, if one form of Merger Consideration (i.e., the Cash Consideration or the Stock Consideration) is undersubscribed in comparison with the Merger Consideration to be issued as a result of the proration mechanism specified in the Merger Agreement (the “Undersubscribed Consideration”), “non-election” shares of Sterling Common Stock or Sterling Common Stock Equivalents will be allocated the Undersubscribed Consideration, subject to the proration and adjustment procedures set forth in the Merger Agreement. If, after the “non-election” shares of Sterling Common Stock or Sterling Common Stock Equivalents have been allocated any Undersubscribed Consideration, there still remains Undersubscribed Consideration, then Holders electing the oversubscribed form of Merger Consideration will be allocated the Undersubscribed Consideration pursuant to the proration and adjustment procedures. Accordingly, there is no guarantee that the undersigned will receive the undersigned’s elected form of Merger Consideration for all of its shares of Sterling Common Stock and Sterling Common Stock Equivalents. If proration is necessary, electing shares of Sterling Common Stock or Sterling Common Stock Equivalents will be allocated the Undersubscribed Consideration only after the Undersubscribed Consideration is allocated to “non-election” shares of Sterling Common Stock or Sterling Common Stock Equivalents. For additional information regarding the election procedures and the effect of the undersigned’s election, please see the sections of the Information Statement/Prospectus titled “The Transaction—Exchange of Shares; Elections as to Form of Consideration” and “The Merger Agreement—Effects of the Transaction—Proration and Allocation of Merger Consideration”.

The undersigned acknowledges that no guarantee can be made as to the value of the Stock Consideration received relative to the value of the vested shares of Sterling Common Stock being exchanged. The undersigned is encouraged to obtain current market quotations for Sterling Common Stock and First Advantage Common Stock when making its election.

The exchange of Sterling Common Stock for First Advantage Common Stock and cash (including cash received in lieu of a fractional share of First Advantage Common Stock) in the Transaction generally will be a taxable transaction for U.S. Holders for U.S. federal income tax purposes and may also be taxable under state and local and other tax laws. For a summary of the material U.S. federal income tax consequences of the transaction, please read the section of the Information Statement/Prospectus titled “The Transaction—Material U.S. Federal Income Tax Consequences”. The tax consequences to a particular holder of Sterling Common Stock will depend on such Holder’s particular circumstances. All Holders should consult their own tax advisors regarding the U.S. federal income tax consequences of the Transaction to them, as well as tax consequences arising under the laws of any state, local or foreign taxing jurisdiction to which the Holder is subject.
Upon the terms and subject to the conditions set forth in the Merger Agreement and this Election Form, the undersigned hereby surrenders and exchanges all of its vested shares of Sterling Common Stock (and any and all shares of Sterling Common Stock or other securities issued, paid or distributed or issuable, payable or distributable in respect of such shares of Sterling Common Stock on or after the date hereof (collectively, a “Distribution”)) and irrevocably appoints the Exchange Agent the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to such shares of Sterling Common Stock (and any Distribution), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) transfer ownership of such shares of Sterling Common Stock (and any Distribution), including those on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of First Advantage, (ii) present such shares of Sterling Common Stock (and any Distribution) for transfer on the books of First Advantage and (iii) receive all benefits and otherwise exercise all rights of ownership, beneficial or otherwise, of such shares of Sterling Common Stock (and any Distribution).

The undersigned hereby represents and warrants that the undersigned has full power and authority to surrender and exchange its vested shares of Sterling Common Stock, free and clear of all liens, restrictions, claims and encumbrances. The undersigned will, upon request, sign and deliver any additional documents deemed by the Exchange Agent to be necessary or desirable to complete the surrender and exchange of the undersigned’s vested shares of Sterling Common Stock. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

The surrender and exchange of shares of Sterling Common Stock by the undersigned is not effective until the Exchange Agent receives this Election Form, duly completed and signed, or an agent’s message in connection with a book-entry transfer of shares of Sterling Common Stock, together with all accompanying evidences of authority in form reasonably satisfactory to the Exchange Agent and First Advantage and any other required documents to effect such surrender and exchange. The undersigned understands that all questions as to the form of documents and the validity, form, eligibility (including time of receipt) and acceptance for the surrender and exchange of its vested shares of Sterling Common Stock will be determined, in a manner not inconsistent with the terms of the Merger Agreement, by First Advantage in its reasonable, good faith discretion and such determination shall be final and binding upon all Holders. No election is valid until all defects and irregularities in the Election Form have been cured or waived and none of First Advantage, Sterling, the Exchange Agent or D.F. King & Co., Inc. (the “Information Agent”) or any other person is under any duty to give notification of any defects or irregularities in the Election Form or will incur any liability for failure to give any such notification.

Unless otherwise indicated below under “Special Payment Instructions,” the undersigned hereby requests that the shares of First Advantage Common Stock and/or a check or wire transfer for cash (including any cash in lieu of fractional shares of First Advantage Common Stock) be issued in the name(s) of the undersigned.

Similarly, unless otherwise indicated below under “Special Delivery Instructions,” the undersigned hereby requests that any checks or wire transfers for cash (including any cash paid with respect to fractional shares of First Advantage Common Stock) be credited to the applicable account at DTC designated above as surrendering the shares of Sterling Common Stock.

SPECIAL PAYMENT INSTRUCTIONS
Medallion Guarantee Stamp Required
(See Instructions 1, 3, 4 and 5)

          To be completed ONLY if any shares of First Advantage Common Stock and/or any check for cash payable on account of your election (less any amounts required to be withheld for taxes) are to be issued in the name of someone other than the undersigned.

Issue:      Check      Shares of First Advantage Common Stock to:

Name:
(Please Print)

Address:

___________________________________
(Taxpayer Identification No.)

SPECIAL DELIVERY INSTRUCTIONS
Medallion Guarantee Stamp Required
(See Instructions 1, 3, 4 and 5)

      To be completed ONLY if any check for cash payable on account of your election (less any amounts required to be withheld for taxes) is to be sent to someone other than the undersigned.

Send check to:

Name:
(Please Print)

Address:

___________________________________
(Taxpayer Identification No.)

IMPORTANT — SIGN HERE (U.S. Holders Complete IRS Form W-9 Included Below)
Signature(s) of Owner(s)
Name(s):
Capacity (full title):
Address:

(Include Zip Code)
Area Code and Telephone Number:
Email Address: ________________________________ Dated:
(Must be signed by registered holder(s) exactly as name(s) appear(s) on a security position listing, the electronic book-entry account or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith.
If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the necessary information above and see Instruction 3.)

SIGNATURE GUARANTEE(S) (If required) (See Instructions 1 and 3)
FOR USE BY FINANCIAL INSTITUTIONS ONLY FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE BELOW.
Authorized signature(s):
Name:
Title:
Name of Firm:
Address:

(Include Zip Code)
Area Code and Telephone Number:
Dated:

Form **W-9**
(Rev. March 2024)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give form to the requester. Do not send to the IRS.

Before you begin. For guidance related to the purpose of Form W-9, see *Purpose of Form*, below.

Print or type. See *Specific Instructions* on page 3.

1 Name of entity/individual. An entry is required. (For a sole proprietor or disregarded entity, enter the owner's name on line 1, and enter the business/disregarded entity's name on line 2.)

2 Business name/disregarded entity name, if different from above.

3a Check the appropriate box for federal tax classification of the entity/individual whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor ☐ C corporation ☐ S corporation ☐ Partnership ☐ Trust/estate

☐ LLC. Enter the tax classification (C = C corporation, S = S corporation, P = Partnership) . . . . . ____

Note: Check the "LLC" box above and, in the entry space, enter the appropriate code (C, S, or P) for the tax classification of the LLC, unless it is a disregarded entity. A disregarded entity should instead check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ____

3b If on line 3a you checked "Partnership" or "Trust/estate," or checked "LLC" and entered "P" as its tax classification, and you are providing this form to a partnership, trust, or estate in which you have an ownership interest, check this box if you have any foreign partners, owners, or beneficiaries. See instructions . . . ☐

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ____

Exemption from Foreign Account Tax Compliance Act (FATCA) reporting code (if any) ____

(Applies to accounts maintained outside the United States.)

5 Address (number, street, and apt. or suite no.). See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN*, later.

Note: If the account is in more than one name, see the instructions for line 1. See also *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number

☐☐☐ - ☐☐ - ☐☐☐☐

or

Employer identification number

☐☐ - ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and, generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here | **Signature of U.S. person** | **Date**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9*.

What's New

Line 3a has been modified to clarify how a disregarded entity completes this line. An LLC that is a disregarded entity should check the appropriate box for the tax classification of its owner. Otherwise, it should check the "LLC" box and enter its appropriate tax classification.

New line 3b has been added to this form. A flow-through entity is required to complete this line to indicate that it has direct or indirect foreign partners, owners, or beneficiaries when it provides the Form W-9 to another flow-through entity in which it has an ownership interest. This change is intended to provide a flow-through entity with information regarding the status of its indirect foreign partners, owners, or beneficiaries, so that it can satisfy any applicable reporting requirements. For example, a partnership that has any indirect foreign partners may be required to complete Schedules K-2 and K-3. See the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS is giving you this form because they

Cat. No. 10231X Form **W-9** (Rev. 3-2024)

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
ENTER “APPLIED FOR” IN THE SPACE FOR THE TIN IN PART I OF THE
IRS FORM W-9

PAYER’S NAME: Equiniti Trust Company, LLC
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number before payment is made, a portion of such reportable payment will be withheld.

Signature	Date

Form W-9 (Rev. 3-2024) Page 2

must obtain your correct taxpayer identification number (TIN), which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

• Form 1099-INT (interest earned or paid).

• Form 1099-DIV (dividends, including those from stocks or mutual funds).

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds).

• Form 1099-NEC (nonemployee compensation).

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers).

• Form 1099-S (proceeds from real estate transactions).

• Form 1099-K (merchant card and third-party network transactions).

• Form 1098 (home mortgage interest), 1098-E (student loan interest), and 1098-T (tuition).

• Form 1099-C (canceled debt).

• Form 1099-A (acquisition or abandonment of secured property).

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

Caution: If you don't return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See *What is backup withholding*, later.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued);

2. Certify that you are not subject to backup withholding; or

3. Claim exemption from backup withholding if you are a U.S. exempt payee; and

4. Certify to your non-foreign status for purposes of withholding under chapter 3 or 4 of the Code (if applicable); and

5. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting is correct. See *What Is FATCA Reporting*, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding. Payments made to foreign persons, including certain distributions, allocations of income, or transfers of sales proceeds, may be subject to withholding under chapter 3 or chapter 4 of the Code (sections 1441–1474). Under those rules, if a Form W-9 or other certification of non-foreign status has not been received, a withholding agent, transferee, or partnership (payor) generally applies presumption rules that may require the payor to withhold applicable tax from the recipient, owner, transferor, or partner (payee). See Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities.

The following persons must provide Form W-9 to the payor for purposes of establishing its non-foreign status.

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the disregarded entity.

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the grantor trust.

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust and not the beneficiaries of the trust.

See Pub. 515 for more information on providing a Form W-9 or a certification of non-foreign status to avoid withholding.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person (under Regulations section 1.1441-1(b)(2)(iv) or other applicable section for chapter 3 or 4 purposes), do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515). If you are a qualified foreign pension fund under Regulations section 1.897(l)-1(d), or a partnership that is wholly owned by qualified foreign pension funds, that is treated as a non-foreign person for purposes of section 1445 withholding, do not use Form W-9. Instead, use Form W-8EXP (or other certification of non-foreign status).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a saving clause. Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if their stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first Protocol) and is relying on this exception to claim an exemption from tax on their scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include, but are not limited to, interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third-party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester;

2. You do not certify your TIN when required (see the instructions for Part II for details);

3. The IRS tells the requester that you furnished an incorrect TIN;

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only); or

5. You do not certify to the requester that you are not subject to backup withholding, as described in item 4 under "*By signing the filled-out form*" above (for reportable interest and dividend accounts opened after 1983 only).

Form W-9 (Rev. 3-2024) Page 3

Certain payees and payments are exempt from backup withholding. See *Exempt payee code*, later, and the separate Instructions for the Requester of Form W-9 for more information.

See also *Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding*, earlier.

What Is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all U.S. account holders that are specified U.S. persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code*, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you are no longer tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

• **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note for ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040 you filed with your application.

• **Sole proprietor.** Enter your individual name as shown on your Form 1040 on line 1. Enter your business, trade, or "doing business as" (DBA) name on line 2.

• **Partnership, C corporation, S corporation, or LLC, other than a disregarded entity.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

• **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. Enter any business, trade, or DBA name on line 2.

• **Disregarded entity.** In general, a business entity that has a single owner, including an LLC, and is not a corporation, is disregarded as an entity separate from its owner (a disregarded entity). See Regulations section 301.7701-2(c)(2). A disregarded entity should check the appropriate box for the tax classification of its owner. Enter the owner's name on line 1. The name of the owner entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, enter it on line 2.

Line 3a

Check the appropriate box on line 3a for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3a.

IF the entity/individual on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation.
• Individual or • Sole proprietorship	Individual/sole proprietor.
• LLC classified as a partnership for U.S. federal tax purposes or • LLC that has filed Form 8832 or 2553 electing to be taxed as a corporation	Limited liability company and enter the appropriate tax classification: P = Partnership, C = C corporation, or S = S corporation.
• Partnership	Partnership.
• Trust/estate	Trust/estate.

Line 3b

Check this box if you are a partnership (including an LLC classified as a partnership for U.S. federal tax purposes), trust, or estate that has any foreign partners, owners, or beneficiaries, and you are providing this form to a partnership, trust, or estate, in which you have an ownership interest. You must check the box on line 3b if you receive a Form W-8 (or documentary evidence) from any partner, owner, or beneficiary establishing foreign status or if you receive a Form W-9 from any partner, owner, or beneficiary that has checked the box on line 3b.

Note: A partnership that provides a Form W-9 and checks box 3b may be required to complete Schedules K-2 and K-3 (Form 1065). For more information, see the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).

If you are required to complete line 3b but fail to do so, you may not receive the information necessary to file a correct information return with the IRS or furnish a correct payee statement to your partners or beneficiaries. See, for example, sections 6698, 6722, and 6724 for penalties that may apply.

Line 4 Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third-party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space on line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

Form W-9 (Rev. 3-2024) Page 4

2—The United States or any of its agencies or instrumentalities.

3—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities.

5—A corporation.

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or territory.

7—A futures commission merchant registered with the Commodity Futures Trading Commission.

8—A real estate investment trust.

9—An entity registered at all times during the tax year under the Investment Company Act of 1940.

10—A common trust fund operated by a bank under section 584(a).

11—A financial institution as defined under section 581.

12—A middleman known in the investment community as a nominee or custodian.

13—A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	**THEN the payment is exempt for . . .**
• Interest and dividend payments	All exempt payees except for 7.
• Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
• Barter exchange transactions and patronage dividends	Exempt payees 1 through 4.
• Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5.[2]
• Payments made in settlement of payment card or third-party network transactions	Exempt payees 1 through 4.

[1] See Form 1099-MISC, Miscellaneous Information, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) entered on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37).

B—The United States or any of its agencies or instrumentalities.

C—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i).

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i).

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state.

G—A real estate investment trust.

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940.

I—A common trust fund as defined in section 584(a).

J—A bank as defined in section 581.

K—A broker.

L—A trust exempt from tax under section 664 or described in section 4947(a)(1).

M—A tax-exempt trust under a section 403(b) plan or section 457(g) plan.

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, enter "NEW" at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have, and are not eligible to get, an SSN, your TIN is your IRS ITIN. Enter it in the entry space for the Social security number. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See *What Name and Number To Give the Requester*, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.SSA.gov*. You may also get this form by calling 800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/EIN*. Go to *www.irs.gov/Forms* to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to *www.irs.gov/OrderForms* to place an order and have Form W-7 and/or Form SS-4 mailed to you within 15 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and enter "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon. See also *Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding*, earlier, for when you may instead be subject to withholding under chapter 3 or 4 of the Code.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 3-2024) Page 5

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code*, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third-party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4. Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7. Grantor trust filing under Optional Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))**	The grantor*

For this type of account:	Give name and EIN of:
8. Disregarded entity not owned by an individual	The owner
9. A valid trust, estate, or pension trust	Legal entity[4]
10. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12. Partnership or multi-member LLC	The partnership
13. A broker or registered nominee	The broker or nominee
14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15. Grantor trust filing Form 1041 or under the Optional Filing Method 2, requiring Form 1099 (see Regulations section 1.671-4(b)(2)(i)(B))**	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name on line 1, and enter your business or DBA name, if any, on line 2. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

* **Note:** The grantor must also provide a Form W-9 to the trustee of the trust.

** For more information on optional filing methods for grantor trusts, see the Instructions for Form 1041.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information, such as your name, SSN, or other identifying information, without your permission to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax return preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity, or a questionable credit report, contact the IRS Identity Theft Hotline at 800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Form W-9 (Rev. 3-2024) Page 6

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 877-777-4778 or TTY/TDD 800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 800-366-4484. You can forward suspicious emails to the Federal Trade Commission at *spam@uce.gov* or report them at *www.ftc.gov/complaint*. You can contact the FTC at *www.ftc.gov/idtheft* or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see *www.IdentityTheft.gov* and Pub. 5027.

Go to *www.irs.gov/IdentityTheft* to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and territories for use in administering their laws. The information may also be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payors must generally withhold a percentage of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to the payor. Certain penalties may also apply for providing false or fraudulent information.

NOTE:    A U.S. HOLDER’S FAILURE TO COMPLETE AND RETURN THE ENCLOSED IRS FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENT MADE TO SUCH U.S. HOLDER PURSUANT TO THE TRANSACTION. PLEASE REVIEW THE INSTRUCTIONS ON THE ENCLOSED IRS FORM W-9 FOR ADDITIONAL DETAILS.

Instructions
Forming Part of the Terms and Conditions of the Election Form

      1.     Signature Guarantees. Except as otherwise provided below, all signatures on this Election Form must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc. or any other “eligible guarantor institution” (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an “Eligible Institution”). Signatures on this Election Form need not be guaranteed (i) if this Election Form is signed by the registered holder(s) of the shares of Sterling Common Stock surrendered hereby (which term, for purposes of this document, includes any participant in DTC whose name appears on a security position listing or on the electronic book-entry account as the owner of the shares of Sterling Common Stock) surrendered herewith and such holder(s) (a) have not completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on this Election Form and (b) have not elected to receive a wire transfer in cash for an amount that is $50,000.00 or more, or (ii) if such shares of Sterling Common Stock are surrendered for the account of an Eligible Institution. See Instruction 3.

      2.     Delivery of Election Form; Book-Entry Confirmation. This Election Form is to be used, unless an agent’s message is utilized. A confirmation of a book-entry transfer into the Exchange Agent’s account at DTC of all shares of Sterling Common Stock delivered electronically, or an agent’s message, as well as a properly completed and duly signed Election Form, and any other documents required by this Election Form, must be received by the Exchange Agent at one of its addresses set forth on the front page of this Election Form by the Election Deadline.

The surrender and exchange of shares of Sterling Common Stock by book-entry transfer and the method of delivery of all other required documents is at the option and risk of the Holder, and the delivery will be deemed made only when actually received by the Exchange Agent. In all cases, sufficient time should be allowed to ensure timely delivery.

No alternative, conditional or contingent elections will be accepted, and no fractional shares will be purchased or issued. By signing this Election Form, the Holder waives any right to receive any notice of the acceptance for payment of the vested shares of Sterling Common Stock.

      3.     Signatures on Election Form. If this Election Form is signed by the registered holder(s) of the shares of Sterling Common Stock being surrendered hereby, the signature(s) must correspond with the name(s) of the participant in DTC as it appears on a security position listing or on the electronic book-entry account as the owner of such shares of Sterling Common Stock without alteration or any change whatsoever. If any of the shares of Sterling Common Stock exchanged hereby are held of record by two or more persons, all such persons must sign this Election Form.

          If this Election Form is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to First Advantage of the authority of such person so to act must be submitted. Proper evidence of authority includes a power of attorney, a letter of testamentary or a letter of appointment.

      4.     Stock Transfer Taxes. First Advantage will pay any stock transfer taxes with respect to the surrender and exchange of shares of Sterling Common Stock to it or the Exchange Agent pursuant to the Transaction. If, however, payment of the Merger Consideration is to be made to any person other than the registered holder(s) of such shares of Sterling Common Stock, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the Merger Consideration payable to such person unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

      5.     Special Issuance and Delivery Instructions. If shares of First Advantage Common Stock and/or a check or wire transfer for cash (including cash with respect to fractional shares of First Advantage Common Stock) are to be paid in the name of a person other than the person(s) signing this Election Form or if the check or wire transfer is to be mailed or sent, as applicable, to someone other than the person(s) signing this Election Form at an address other than that shown above, the appropriate “Special Payment Instructions” or “Special Delivery Instructions” boxes on this Election Form should be completed. See Instructions 1 and 3.

      6.     IRS Form W-9 or appropriate IRS Form W-8. Under U.S. federal income tax law, the Exchange Agent may be required to withhold 24% of the amount of any reportable payments made to certain Holders pursuant to the Transaction. To avoid such backup withholding, each U.S. Holder submitting a signed Election Form (other than exempt Holders that are subject to the rules discussed below) must provide the Exchange Agent with such U.S. Holder’s correct taxpayer identification number and certify that such U.S. Holder is not subject to such backup withholding by completing the IRS Form W-9. In general, if a U.S. Holder is an individual, the taxpayer identification number is the Social Security Number of such individual. If the Exchange Agent is not provided with the correct taxpayer identification number, the U.S. Holder may be subject to a $50.00 penalty imposed by the Internal Revenue Service and reportable payments made to the U.S. Holder will be subject to backup withholding. For further information concerning backup withholding and instructions for completing the IRS Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the IRS Form W-9 if shares of Sterling Common Stock are held in more than one name), consult the instructions on the enclosed IRS Form W-9. A U.S. Holder who does not have a taxpayer identification number should enter “Applied For” in the space for the TIN in Part I of the IRS Form W-9 if the U.S. Holder has applied for a TIN or intends to apply for a TIN in the near future. If “Applied For” is entered, 24% of all reportable payments made to the U.S. Holder pursuant to the Transaction will be withheld if a TIN is not provided at the time of the payment pursuant to the Transaction.

         Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt U.S. Holders should indicate their exempt status on the IRS Form W-9. To satisfy the Exchange Agent that a foreign person qualifies as an exempt recipient, such foreign Holder must submit a properly completed IRS Form W-8BEN or other applicable IRS Form W-8, signed under penalties of perjury, attesting to that person’s exempt status. Such forms can be obtained from the Exchange Agent upon request.

          Failure to complete the IRS Form W-9 or, as applicable, the applicable IRS Form W-8, will not, by itself, cause shares of Sterling Common Stock to be deemed invalidly surrendered and exchanged, but may require the Exchange Agent to withhold a portion of the amount of any Merger Consideration. Backup withholding is not an additional federal income tax. Rather, the amount of tax withheld will be credited against the federal income tax liability of a person subject to backup withholding. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. Note: Failure to complete and return the IRS Form W-9 or applicable IRS Form W-8 may result in backup withholding of a portion of the Merger Consideration payable pursuant to the Transaction. Please review the instructions on the enclosed IRS Form W-9 for additional details.

      7.     Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Exchange Agent or the Information Agent at their respective addresses and telephone numbers set forth below. Copies of the Information Statement/Prospectus may be obtained from Broadridge Financial Solutions, Inc. by calling the Householding Department at 1-866-540-7095, or writing to them at Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Additional copies of this Election Form may be obtained from the Exchange Agent or the Information Agent at their respective addresses and telephone numbers set forth below. Holders may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Transaction and this exchange process.

      8.     Revocation or Changes of Elections. Elections (whether actual or deemed) are irrevocable, except that an election of Cash Consideration, Stock Consideration or a combination of both may be revoked or changed at any time prior to the Election Deadline by delivery to the Exchange Agent at its address set forth on the cover of this Election Form of a written notice of such Holder’s revocation or election changes (the “Notice of Election Changes”) and a properly completed and signed revised Election Form (and any other documents required by this Election Form). A Notice of Election Changes and such revised Election Form must be received by the Exchange Agent prior to the Election Deadline.

      9.     Election Procedure. The “Election Choices” box must be completed if you desire to elect the type of Merger Consideration to be received in exchange for your vested shares of Sterling Common Stock. Please note that, as described in the Information Statement/Prospectus, there is a limit on the total number of shares of Sterling Common Stock and Sterling Common Stock Equivalents to be entitled to receive the Cash Consideration or the Stock Consideration and in the case of an oversubscription of either the Cash Consideration or the Stock Consideration, proration will occur. If an election is not properly made, the Holder will be deemed to have elected to receive the Stock Consideration and the Cash Consideration in accordance with, and subject to, the proration provisions set forth in the Merger Agreement.

      10.     Irregularities. All questions as to the validity, form, eligibility (including time of receipt), and acceptance for the surrender and exchange of your vested shares of Sterling Common Stock and any Notice of Election Changes will be determined, in a manner not inconsistent with the terms of the Merger Agreement, by First Advantage in its reasonable, good faith discretion and such determination shall be final and binding upon all Holders. No election is valid until all defects and irregularities in the Election Form have been cured or waived and none of First Advantage, Sterling or the Exchange Agent or any other person is under any duty to give notification of any defects or irregularities in the Election Form or will incur any liability for failure to give any such notification. First Advantage’s and Sterling’s interpretation of the terms and conditions of the Transaction, including this Election Form, will be final and binding.

Important: This Election Form, together with any signature guarantees (or an agent’s message), and any other required documents, must be received by the Exchange Agent prior to the Election Deadline and shares of Sterling Common Stock must be delivered pursuant to the procedures for book-entry transfer prior to the Election Deadline.

The Exchange Agent is:

Equiniti Trust Company, LLC
55 Challenger Road
Suite # 200
Ridgefield Park, New Jersey 07660
Attn: Reorganization Department
(877) 248-6417 or (718) 921-8317

The Information Agent is:

D.F. King & Co., Inc.
48 Wall Street
New York, NY 10005
Banks and Brokers Call Collect: (212) 269-5550
All Others Please Call Toll-Free: (877) 361-7972
Email: ster@dfking.com

Copies of the Information Statement/Prospectus may be obtained from:

Broadridge Financial Solutions, Inc.
51 Mercedes Way
Edgewood, NY 11717
Attn: Householding Department
1-866-540-7095

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